UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TAX-FREE FIXED INCOME FUND V FOR PUERTO RICO RESIDENTS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.

250 Muñoz Rivera Avenue

American International Plaza, Tenth Floor

San Juan, Puerto Rico 00918

SUPPLEMENT TO PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 29, 2021, AT 2:00 PM

This proxy statement supplement, dated July 19, 2021 (this “Proxy Supplement”), supplements the definitive proxy statement filed by Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc., a Puerto Rico corporation (formerly known as the Puerto Rico Fixed Income Fund V, Inc. and hereinafter referred to as the “Fund”), with the U.S. Securities and Exchange Commission (the “SEC”) on June 29, 2021 (the “Proxy Statement”) and made available to the Fund’s shareholders in connection with the solicitation of proxies by the Board of Directors of the Fund in respect of the Annual Meeting of Shareholders scheduled to be held virtually on July 29, 2021, and any adjournment, postponement or continuation thereof (the “Meeting”).

The following disclosure supplements the disclosures contained in the Proxy Statement. Except as described in this Proxy Supplement, the information provided in the Proxy Statement continues to apply. To the extent that information in this Proxy Supplement differs from or updates information contained in the Proxy Statement, the information in this Proxy Supplement is more current. The information contained in this Proxy Supplement replaces and supersedes any inconsistent information in the Proxy Statement. This Proxy Supplement should be read in conjunction with the Proxy Statement, which contains important additional information.

UPDATE

On July 9, 2021, ten days after the Fund had filed the Proxy Statement and made it available to the Fund’s shareholders, the Fund received a purported notice from Ocean Capital LLC (“Ocean Capital”) stating its intention to nominate four director candidates and submit a proposal at the Meeting. However, the Fund rejected the purported notice on July 17, 2021 because the Board of Directors determined, upon the advice of outside counsel, that Ocean Capital’s notice failed to comply with the advance notice provisions set forth in the Fund’s organizational documents for notice of director nominations and shareholder proposals. As a result, we have determined the only director candidates eligible for election at the Meeting are Luis Pellot, Carlos Nido, José J. Villamil and Vicente León, and the Board of Directors does not know of any matters to be properly brought before the Meeting other than the proposals described in the Proxy Statement.

Your vote is important regardless of the size of your holdings in the Fund. Whether or not you plan to attend the Meeting, we ask that you please complete, sign and date the WHITE proxy card delivered to you and return it promptly. Instructions for the proper execution of the proxies are set forth on the Proxy Statement. Returning your WHITE proxy card will not prevent you from voting at the Meeting, but will ensure that your vote is counted if you are unable to attend.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE: (1) “FOR” PROPOSAL 1 TO ELECT THE FOUR DIRECTOR NOMINEES UP FOR ELECTION AS DIRECTORS OF THE FUND TO SERVE UNTIL THE END OF THEIR RESPECTIVE TERM OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED; AND (2) “FOR” PROPOSAL 2 TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE FUND’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2022. THESE PROPOSALS ARE DISCUSSED IN GREATER DETAIL IN THE PROXY STATEMENT, WHICH WE ADVISE YOU TO READ IN ITS ENTIRETY.

We note that as of the time of filing this Proxy Supplement, Ocean Capital has not filed proxy materials with the SEC. Nonetheless, in the event you receive any materials from Ocean Capital or any of its affiliates, we urge you to discard any such materials. We also encourage you NOT to sign or return any proxy cards that may be sent to you by Ocean Capital or any of its affiliates in favor of Ocean Capital’s purported director nominees or shareholder proposal because no such proxies will be recognized and no votes cast in favor of such purported nominees or proposals will be tabulated at the meeting.

ABOUT THE MEETING

The Fund and its management are sensitive to the health and travel concerns of the Fund’s shareholders and the evolving recommendations from public health officials. Due to the difficulties arising from the novel coronavirus pandemic (“COVID-19”), the Meeting will be conducted virtually. Any shareholder wishing to participate in the Meeting by means of remote communication can do so. If you were a record holder of Fund shares as of the record date, June 9, 2021, please register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Eastern Time on July 23, 2021 to register. Please include the Fund’s name in the subject line and provide your name and address in the body of the e-mail. Broadridge will then e-mail you the meeting login information and instructions for attending and voting at the Meeting.

If you own your shares of the Fund’s common stock in certificate form or through your Puerto Rico Individual Retirement Account, you may attend the Meeting but may only vote your shares by submitting your proxy in advance, and following the instructions included in the Proxy Statement. Any shareholder wishing to attend the Meeting must transmit their full name and residential and email addresses to the following email address: sh-ubsrepurchase@ubs.com. Upon receipt of such information, you will be sent an email containing instructions on how to attend the Meeting by accessing the meeting website https://viewproxy.com/ubs/broadridgevsm/ (the “Meeting Website”). Please visit the Meeting Website no later than 5:00 p.m. Eastern Time on July 23, 2021 to register. Please include the Fund’s name in the subject line and provide your name and address in the body of the e-mail. Broadridge will then e-mail you the meeting login information and instructions for attending and voting at the Meeting.

Only shareholders of record at the close of business on June 9, 2021, were entitled to receive notice of the Meeting and will be able to vote at the Meeting in accordance with the number of shares of record held in the name of each shareholder on such date.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

Shareholders of the Fund can obtain copies of the Proxy Statement, this Proxy Supplement, any future supplements to the Proxy Statement and other documents filed by the Fund with the SEC for no charge at the SEC’s website at www.sec.gov.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN YOUR WHITE PROXY CARD AS SOON AS POSSIBLE.

In San Juan, Puerto Rico, this 19th day of July, 2021.

By Order of the Board of Directors:

/s/ Liana Loyola
Liana Loyola
Secretary